Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                           Sempra Energy 6%, 2/1/2013

Security Information
------------------------------------------------------------------------------------------------------------------------------------
                                            Security Purchased             Comparison Security                   Comparison Security
------------------------------------------------------------------------------------------------------------------------------------
Issuer                                      SEMPRA ENERGY                     IDAHO POWER                          ALABAMA POWER CO.
------------------------------------------------------------------------------------------------------------------------------------
Underwriters                              JP Morgan, Salomon,              Banc One, US Bancorp,                 Goldman, Lehman,
                                          Banc One, DBSI, Scotia,          BofA, McDonald, Wachovia              BNY Capital
                                          SG Cowen
------------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                                > 3 years                        > 3 years                   > 3 years
including predecessors
------------------------------------------------------------------------------------------------------------------------------------
Security                                                        SRE 6%,                            IDA 6%,                  SO 5.5%,
                                                               2/1/2013                         11/15/2032                10/15/2017
------------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a          Co-manager            N/A        Co-manager
manager or co-manager of
offering?
------------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                              Salomon                              N/A                         N/A
which purchased
------------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                       Yes                              Yes                         Yes
------------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                   1/28/2003                       11/12/2002                  10/16/2002
------------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                                 $-                               $-                          $-
to QIBs
------------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                     $ 400,000,000                    $ 100,000,000                 325,000,000
public offering
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $ 400,000,000                    $ 100,000,000                 325,000,000
------------------------------------------------------------------------------------------------------------------------------------
Public offering price                                           $ 99.66                          $ 99.46                     $ 99.86
------------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                     N/A                              N/A                         N/A
offering price
------------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                            0.65%                            0.75%                       0.75%
commission
------------------------------------------------------------------------------------------------------------------------------------
Rating                                                          Baa1/A-                            A2/A-                       A2/A
------------------------------------------------------------------------------------------------------------------------------------
Current yield                                                     6.02%                            6.03%                       5.51%
------------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
------------------------------------------------------------------------------------------------------------------------------------
                                         Total Par                        % of Offering
                                           Value        $ Amount of        Purchased by    Security           Fund
                             Board       Purchased        Purchase           the Fund    Performance       Performance   Sell Date*
------------------------------------------------------------------------------------------------------------------------------------
New York Funds
------------------------------------------------------------------------------------------------------------------------------------
Asset Management I        New York        $790,000.00       $787,298.00        0.20%        2.88%          (1.74%)       2/7/2003
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Total                                     $790,000.00       $787,298.00        0.20%
------------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.


Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                           Comcast Corporation 5.5%, 3/15/2011

Security Information
------------------------------------------------------------------------------------------------------------------------------------
                                               Security Purchased                   Comparison Security          Comparison Security
------------------------------------------------------------------------------------------------------------------------------------
Issuer                                 GENERAL ELECTRIC   BANK OF AMERICA International Lease
                                            COMPANY            CORP.      Finance Corporation
------------------------------------------------------------------------------------------------------------------------------------
Underwriters                              Lehman, Morgan, Salomon,            BofA, Banc One, Barclays,            Salomon, Morgan
                                          BofA, Banc One, Barclays,           Bear Stearns, BNP, BNY               Stanley, Bk of NY
                                          Blaylock Partners, BNP,             Capital, Goldman, Lehman,
                                          CSFB, DBSI, Dresdner,               Loop Capital, McDonald
                                          Goldman, Guzman, HSBC,              Investments, Merrill,
                                          JP Morgan, Loop Capial,             Samuel A. Ramirez
                                          Merrill, Ormes Capital, UBS
------------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                                   > 3 years                      > 3years                  > 3 years
including predecessors
------------------------------------------------------------------------------------------------------------------------------------
Security                                                            GE 5%,                   BAC 4.875%,                 AIG 4.375%,
                                                                  2/1/2013                     1/15/2003                  12/15/2005
------------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                                               Co-manager                         N/A                         N/A
manager or co-manager of
offering?
------------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                          Morgan Stanley                           N/A                        N/A
which purchased
------------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                          Yes                           Yes                        Yes
------------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                      1/23/2003                     1/16/2003                 12/16/2002
------------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                                    $-                            $-                         $-
to QIBs
------------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                      $ 5,000,000,000               $ 1,000,000,000              $ 160,000,000
public offering
------------------------------------------------------------------------------------------------------------------------------------
Total                                                      $ 5,000,000,000               $ 1,000,000,000              $ 160,000,000
------------------------------------------------------------------------------------------------------------------------------------
Public offering price                                              $ 99.63                       $ 99.44                    $ 99.89
------------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                        N/A                           N/A                        N/A
offering price
------------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                               0.19%                           0.45%                    0.35%
commission
------------------------------------------------------------------------------------------------------------------------------------
Rating                                                             Aaa/AAA                          Aa2/A+                    A1/AA-
------------------------------------------------------------------------------------------------------------------------------------
Current yield                                                        5.02%                          4.90%                      4.38%
------------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Offering
                                      Total Par Value     $ Amount of    Purchased by      Security          Fund
                             Board       Purchased         Purchase          the Fund     Performance     Performance     Sell Date*
------------------------------------------------------------------------------------------------------------------------------------
New York Funds
------------------------------------------------------------------------------------------------------------------------------------
Asset Management I        New York        $1,975,000.00    $1,967,614.00       0.04%       2.11%          (1.39%)       Still held
Portfolio                                                                                                               at 3/31/03
------------------------------------------------------------------------------------------------------------------------------------
Total                                     $1,975,000.00    $1,967,614.00       0.04%
------------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.


Rule 10f-3 Acquisitin of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                      Comcast Corporation 7.05%, 3/15/2003

Security Information
------------------------------------------------------------------------------------------------------------------------------------
                                               Security Purchased              Comparison Security         Comparison Security
------------------------------------------------------------------------------------------------------------------------------------
Issuer                                          COMCAST CORP.                   STANDARD PACIFIC                WEYERHAEUSER CO.
                                                                                       CORP.
------------------------------------------------------------------------------------------------------------------------------------
Underwriters                             JPM, Merrill, Morgan,               Goldman, Salomon,             JPM, Mogan Stanley,
                                         ABN, BofA, Banc One,                Lehman, Wells Fargo           BofA, CIBC, DBSI, PNC,
                                         Bk of NY, Barclays, BNP, DBSI,                                    RBC, Salomon, Scotia,
                                         Dresdner, Fleet,Goldman,                                          TD Securities, Wachovia
                                         RBC, Salomon, Scotia
----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                                  > 3 years                     > 3years                  > 3 years
including predecessors
----------------------------------------------------------------------------------------------------------------------------------
Security                                                     CMCSA 7.05%,                   SPF 7.75%,                  WY 6.875%,
                                                                3/15/2003                    3/15/2003                  12/15/2003
----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                                             Co-manager                          N/A                  Co-manager
manager or co-manager of
offering?
----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                                Merrill                          N/A                        N/A
which purchased
----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                         Yes                          Yes                        Yes
----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                     3/12/2003                     3/4/2003                 12/12/2002
----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                                   $-                           $-                         $-
to QIBs
----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                       $ 750,000,000                $ 125,000,000              $ 275,000,000
public offering
----------------------------------------------------------------------------------------------------------------------------------
Total                                                       $ 750,000,000                $ 125,000,000              $ 275,000,000
----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                             $ 99.52                      $ 99.14                    $ 99.77
----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                       N/A                          N/A                        N/A
offering price
----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                               0.88%                       1.00%                       0.88%
commission
----------------------------------------------------------------------------------------------------------------------------------
Rating                                                            Baa3/BBB                      Ba2/BB                   Baa2/BBB
----------------------------------------------------------------------------------------------------------------------------------
Current yield                                                       7.08%                        7.82%                      6.89%
----------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
----------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Offering
                                     Total Par Value    $ Amount of   Purchased by the    Security      Fund
                              Board     Purchased        Purchase           Fund         Performance    Performance      Sell Date*
------------------------------------------------------------------------------------------------------------------------------------
New York Funds
------------------------------------------------------------------------------------------------------------------------------------
Asset Management I        New York        $635,000.00      $631,939.00             0.08%          3.12%       2.89%    Still held at
Portfolio                                                                                                                    3/31/03
------------------------------------------------------------------------------------------------------------------------------------
Asset Management II       New York         $75,000.00       $74,639.00             0.01%          3.12%       1.72%    Still held at
Portfolio                                                                                                                    3/31/03
------------------------------------------------------------------------------------------------------------------------------------
Asset Management III      New York         $35,000.00       $34,831.00             0.00%          3.12%       0.61%    Still held at
Portfolio                                                                                                                    3/31/03
------------------------------------------------------------------------------------------------------------------------------------
Total                                     $745,000.00      $741,409.00             0.09%
------------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.



Rule 10f-3 Acquisitin of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                    Household Finance Corp. 4.625%, 1/15/2008



Security Information
-----------------------------------------------------------------------------------------------------------------------------------
                                                Security Purchased            Comparison Security     Comparison Security
-----------------------------------------------------------------------------------------------------------------------------------
Issuer                                  HOUSEHOLD FINANCE CORP.              INTL LEASE FINANCE CORP. WELLS FARGO & CO.

-----------------------------------------------------------------------------------------------------------------------------------
Underwriters                           BofA, CSFB, HSBC, Salomon, DBSI,      Salomon, Morgan Stanley, Bear Stearns, CSFB, Banc One,
                                       JPMorgan, Merrill, UBS                Bank of NY               Goldman, Morgan, Wells Fargo
-----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                                     > 3 years                   > 3years                  > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                          HI 4.625%,                AIG 4.375%,          WFC 5%, 11/15/2014
                                                                   1/15/2008                 12/15/2005
-----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                                                Co-manager                        N/A                         N/A
manager or co-manager of
offering?
-----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                                      CSFB                        N/A                        N/A
which purchased
-----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                            Yes                        Yes                        Yes
-----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                         1/7/2003                 12/16/2002                  11/6/2002
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                                      $-                         $-                         $-
to QIBs
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                        $ 1,250,000,000              $ 160,000,000              $ 850,000,000
public offering
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        $ 1,250,000,000              $ 160,000,000              $ 850,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                                $ 99.50                    $ 99.89                    $ 99.05
-----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                          N/A                        N/A                        N/A
offering price
-----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                                  0.35%                     0.35%                       0.48%
commission
-----------------------------------------------------------------------------------------------------------------------------------
Rating                                                                 A2/A-                     A1/AA-                          A
-----------------------------------------------------------------------------------------------------------------------------------
Current yield                                                          4.65%                      4.38%                      5.05%
-----------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Offering
                                     Total Par Value     $ Amount of     Purchased by the      Security       Fund
                              Board     Purchased          Purchase            Fund          Performance   Performance    Sell Date*
-----------------------------------------------------------------------------------------------------------------------------------
New York Funds
-----------------------------------------------------------------------------------------------------------------------------------
Asset Management I        New York       $1,715,000.00     $1,706,374.00              0.14%        0.51%      0.00%       1/7/2003
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Asset Management III
Porfolio                  New York          $90,000.00        $89,547.00              0.01%        0.51%      0.00%       1/7/2003
-----------------------------------------------------------------------------------------------------------------------------------
Total                                    $1,805,000.00     $1,795,921.00              0.15%
-----------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.



Rule 10f-3 Acquisitin of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                     United Mexican States 6.375%, 1/16/2003



Security Information
-----------------------------------------------------------------------------------------------------------------------------------
                                             Security Purchased                Comparison Security              Comparison Security
-----------------------------------------------------------------------------------------------------------------------------------
Issuer                                  UNITED MEXICAN STATES               GENERAL ELECTRIC CAPITAL CORP.      WELLS FARGO & CO.
-----------------------------------------------------------------------------------------------------------------------------------
Underwriters                           JP Morgan, UBS,                      DBSI, CSFB,                         Bear Stearns, CSFB,
                                       Bear Stearns, DBSI, Lehman           UBS Warburg                         Banc One, Goldman,
                                                                                                                Morgan Stanley,
                                                                                                                Wells Fargo, DBSI
-----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                                     > 3 years                    > 3years                 > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------------
Security                                                         MEX 6.375%,         GE 5.45%, 1/15/2003         WFC 5%, 11/15/2014
                                                                 1/16/2013
-----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                                        Co-manager                  Joint lead                 Co-manager
or co-manager of offering?
-----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                               UBS Warburg                         N/A                       N/A
which purchased
-----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                            Yes                         Yes                       Yes
-----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                         1/9/2003                   12/3/2002                10/30/2002
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                                      $-                          $-                        $-
to QIBs
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                        $ 2,000,000,000             $ 2,000,000,000             $ 850,000,000
public offering
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        $ 2,000,000,000             $ 2,000,000,000             $ 850,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                                $ 98.09                     $ 99.69                   $ 99.05
-----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                          N/A                         N/A                       N/A
offering price
-----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                                 0.40%                        0.43%                     0.48%
commission
-----------------------------------------------------------------------------------------------------------------------------------
Rating                                                             Baa2/BBB-                     Aaa/AAA                     Aa3/A
-----------------------------------------------------------------------------------------------------------------------------------
Current yield                                                          6.50%                       5.47%                     5.05%
-----------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Offering
                                       Total Par Value     $ Amount of    Purchased by the   Security     Fund
                              Board          Purchased        Purchase          Fund       Performance Performance      Sell Date*
-----------------------------------------------------------------------------------------------------------------------------------
New York Funds
-----------------------------------------------------------------------------------------------------------------------------------
Asset Management I         New York      $1,140,000.00   $1,118,260.00             0.06%      3.28%       (3.45%)   Still held at
Portfolio                                                                                                                 3/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Asset Management III                                                                                                Still held at
Portfolio                  New York         $55,000.00      $53,951.00             0.00%      3.28%         0.00%         3/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Total                                    $1,195,000.00   $1,172,211.00             0.06%
-----------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.


Rule 10f-3 Acquisitin of Securities from an Affiliate - January 1, 2003 through March 31, 2003
                      Comcast Corporation 5.85%, 1/15/2010

Security Information
----------------------------------------------------------------------------------------------------------------------------------
                                           Security Purchased           Comparison Security            Comparison Security
----------------------------------------------------------------------------------------------------------------------------------
Issuer                                   COMCAST CORP.                 WALT DISNEY COMPANY             SIMON PROP. GROUP
----------------------------------------------------------------------------------------------------------------------------------
Underwriters                             JP Morgan, Merrill,         Goldman, Salomon, Lehman,      BofA, Merrill, DBSI
                                         Morgan, BofA, Salomon,      Wells Fargo
                                         ABN, Banc One, Barclays,
                                         BNP, BNY Capital Mkts.,
                                         DBSI, Desdner, Fleet,
                                         Goldman, RBC, Scotia
----------------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                            > 3 years                      > 3years                       > 3 years
including predecessors
----------------------------------------------------------------------------------------------------------------------------------
Security                                     CMCSA 5.85%, 1/15/2010         DIS 5.875%, 12/15/2017           SPG 6.35%, 8/28/2012
----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                               Co-manager                            N/A                     Co-manager
or co-manager of offering?
----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from                   Morgan Stanley                           N/A                             N/A
which purchased
----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                   Yes                           Yes                             Yes
----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                1/7/2003                    12/16/2002                       8/15/2002
----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of offering sold                             $-                           $ -                    $350,000,000
to QIBs
----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any concurrent                  $600,000,000                  $300,000,000                             $ -
public offering
----------------------------------------------------------------------------------------------------------------------------------
Total                                                  $600,000,000                  $300,000,000                    $350,000,000
----------------------------------------------------------------------------------------------------------------------------------
Public offering price                                        $99.86                        $99.12                          $99.85
----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than public                                 N/A                           N/A                             N/A
offering price
----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                         0.63%                         0.63%                           0.65%
commission
----------------------------------------------------------------------------------------------------------------------------------
Rating                                                     Baa3/BBB                      Baa1/BBB+                       Baa1/BBB
----------------------------------------------------------------------------------------------------------------------------------
Current yield                                                 5.86%                         5.93%                           6.36%
----------------------------------------------------------------------------------------------------------------------------------

Fund Specific Information
----------------------------------------------------------------------------------------------------------------------------------
                                        Total Par                   % of Offering
                                          Value      $ Amount of     Purchased by     Security       Fund
                              Board     Purchased      Purchase        the Fund     Performance   Performance     Sell Date*
----------------------------------------------------------------------------------------------------------------------------------
New York Funds
----------------------------------------------------------------------------------------------------------------------------------
Asset Management I         New York     $925,000.00    $ 923,724.00           0.15%         0.44%      (3.45%)          1/29/2003
Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Asset Management II        New York     $ 60,000.00      $59,917.00           0.01%         2.85%      (2.65%)          2/21/2003
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Asset Management III       New York     $ 25,000.00      $24,966.00           0.00%         2.85%      (0.92%)          2/21/2003
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Total                                 $1,010,000.00  $ 1,008,607.00           0.16%
----------------------------------------------------------------------------------------------------------------------------------

* If a Fund executed multiple sales of a security, the final sale date is listed.